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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 24, 2003
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                            PREDICTIVE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                     000-30422                13-3808483
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)



                               19 West 44th Street
                               New York, NY 10036
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 659-3400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit
                  Number      Description
                  ------      -----------

                  99.1 Press release issued by Predictive Systems, Inc., dated April 24, 2003.

Item 9. Regulation FD Disclosure

         On April 24, 2003, Predictive Systems, Inc. ("Predictive") issued a press release regarding Predictive's financial results for its first fiscal quarter ended March 31, 2003. The full text of Predictive's press release is attached hereto as Exhibit 99.1 and is furnished pursuant to Regulation FD and
Item 12.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PREDICTIVE SYSTEMS, INC.


Date: April 24, 2003                           By:  /s/ Neeraj Sethi
                                                    ----------------------------
                                                    Neeraj Sethi
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


                  Exhibit
                  Number      Description
                  ------      -----------

                  99.1 Press release issued by Predictive Systems, Inc., dated April 24, 2003.